UNITED STATES

                 SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                            FORM 8-K/A
                       -------------------

                        CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF
              THE SECURITIES EXCHANGE ACT OF 1934

                         May 19, 2003
                 ----------------------------
                       (Date of Report)


                    TOTAL HORIZON, INC.
------------------------------------------------------
(Exact Name of Registrant as Specified in its Charter)


     Nevada 	                0-29685            95-4783100
-----------------------  ------------------------  ---------------
(State of Incorporation) (Commission File Number)  (IRS Employer ID)



                       350 South Center Street
                             Suite 500
                         Reno, Nevada 89501
              ----------------------------------------
              (Address of Principal Executive Offices)



                        (775) 284-3700 ext. 1615
                       --------------------------
                     (Registrant's Telephone number)




















                    TOTAL HORIZON, INC.


FORM 8-K

ITEM 5.  Other Events

	About 19 May 2003 the Company concurrently entered into two agreements whereby (1) it was granted a license to market and sell "Pay 2 Cards" and (2) entered into an investor agreement which entails US $1,000,000 in financing to the Company.

	The license to market and sell "Pay 2 Cards" is acquired from Pay 2 Limited of Exchange House, 54-58 Athol Street, Douglas, Isle of Man, United Kingdom IMI IJD. "Pay 2 Card" means a card that is central to the Pay 2 Concept, being a Card that can be used as a Stored Value Card with the ability to enable holders to redeem cash through automatic teller machines and to make purchases through point of sale electronic funds transfer at merchants and to make purchases over the Internet.

	The investor agreement is primarily with Boston Fidelity Limited c/-Asian Management Services 111 North Bridge Road 18-01 Peninsula Plaza, Singapore 179098, Singapore. Boston Fidelity Limited has agreed to provide US$250,000 in immediate financing and an additional US$750,000 over the next five months.

	Copies of agreements are attached as exhibits.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  May 23, 2003          Total Horizon, Inc.

                    	     By:  /s/ Colin Gervaise-Brazier

 				     --------------------------------
                             Colin Gervaise-Brazier
	                       Chairman of the Board of Directors,
                             Chief Executive Officer, Treasurer



Exhibit 1 -


PAY2 LTD LICENCE
AGREEMENT


PAY2 LIMITED


TOTAL HORIZON INC





CONTENTS



CLAUSE	HEADING							 PAGE

1.	DEFINITIONS AND INTERPRETATIONS				3
2.	GRANT OF LICENCE							6
3.	TRANSACTION FEES							7
4.	LICENCE FEES 							7
5.	CONSIDERATION							7
6.	AUDITING								7
7.	NON COMPETITION AND INDEMNITY					8
8.	MEDIATION								9
9.	ADMINISTRATIVE PROVISIONS					10
SCHEDULE									13






DATED:	20th March 2003

PARTIES

1.	Pay2 LIMITED of Exchange House, 54-58 Athol Street, Douglas,
Isle of Man, United Kingdom, IM1 1JD

2.	TOTAL HORIZON INC of 8631 Terrance Drive, El Cerrito, California,
      CA 04530, U.S.A.

BACKGROUND

A.	Pay2 is the proprietor of the subject matter of, entitled to the benefit of, the Trademark which relates to the Pay2 Card and Pay2 concept.

B.	Pay2 has contracts with Federal Bank of the Middle East, Cyprus, and
Other entities to enable it to arrange the production and distribution of Pay2 Cards throughout the world.

C.	Pay2 has agreed to grant a licence to Total Horizon to market and sell
Pay2 Cards to persons within the Territory to whom Pay2 will then through its agents or contractors distribute.

D.	Pay2 is also the proprietor or licencee of the other Intellectual Property and it was agreed a licence to Total Horizon to promote, sell, manipulate and otherwise take advantage of the Other Intellectual Property.

OPERATIVE PROVISIONS

1.	DEFINITIONS AND INTERPRETATION

1.1	In this Agreement unless the context otherwise requires:
	Pay2 Card means a card that is central to the Pay2 Concept, being a card that can be used as a Stored Value Card with the ability to enable holders to redeem cash through automatic teller machines and to make purchases through point of sale electronic funds transfer at merchants and to make purchases over the internet.

	Pay2 Concept means the concept more particularly described in the schedule to this Agreement.

	Transaction Fee means the fee charged by Pay2, in relation to each of the types of transactions conducted using the Pay2 Card as described in this agreement (but specifically excludes fees charged by banks in relation to the processing of financial transactions).

	Territory means the world.

	Reseller means agents which may be appointed or contracted by Total Horizon at its own expense to assist in the marketing and sales of the Pay2 Card, each Reseller appointed to be subject to the approval of Pay2.

	Trademark means any trademark registered by Pay2 in the United Kingdom And elsewhere in relation to the Pay2 Card.

	Other Intellectual Property means all other intellectual property owned byPay2 or to which it has a licence to market, sell, manipulate and otherwise take advantage.

	Performance Criteria means 200,000 transactions per month on Pay2 Cards issued pursuant to the licence granted to Total Horizon, to be achieved within 12 months of the date when the Pay2 Cards are issued and operational.

	Direct Per Card Cost means the expenses charged by all contractors to Pay2 for the design (including and redesign of artwork) and production of the relevant Pay2 Card including expenses for the distribution of the Pay2 Card, together with any additional charge which shall be agreed with Total Horizon.

1.2	In this Agreement unless the context otherwise requires:
	reference to a person includes any other entity recognised by law and viceversa; the singular includes the plural and vice versa; one gender includes every gender;

reference to a party includes their executors, administrators or permitted assigns or, being a company, its successors or permitted assigns;
an agreement, representation or warranty on the part of two or more persons binds each and all of them; an agreement, representation or warranty in favour of two or more persons if for the benefit of each and all of them; clause headings are for reference purposes only; all references to dollars shall, unless specified to the contrary, be references to United States dollars; reference to an Item is a reference to an Item in the Schedule to this Agreement; reference to a statute, ordinance, code or other law includes regulations and other instruments under it and consolidations, amendments under it and consolidations, amendments, re-enactments or replacements of it.



2.	GRANT OF LICENCE

2.1	Pay2 hereby grants a licence to Total Horizon:
(a)	to market and sell in the Territory Pay2 Cards to be produced and distributed by Pay2 through its agents and contractors, in any manner Total Horizon shall choose, (including, but without limiting the foregoing, by networkor multilevel marketing technique;)
(b)	to appoint resellers within the Territory subject to the approval of Pay2.

2.2	Subject to clause 2.3, the licence referred to in clause 2.1 shall from the date hereof be an exclusive licence in respect of the right to market and sell Payy2 Cards throughout the world for an initial period of 10 years and renewable thereafter by mutual agreement.

2.3	In the event that Total Horizon does not achieve the Performance Criteria by the deadline stipulated therein, then the exclusive licence granted in clause
2.1 shall be converted to a non-exclusive licence.

2.4	Pay2 also grants to Total Horizon a licence to market, promote, sell, manipulate and otherwise deal with and take advantage of the Other Intellectual Property to the extent permitted by law or the terms of any head licence grantedin favour of Pay2.

2.5	Total Horizon is entitled to appoint Resellers to market the Pay2 Card and it is a condition of this licence that both Total Horizon and such resellers shall not engage or have engaged in any felonious criminal activity or have marketed or shall market to criminal organisations or individuals who may be deemed to be operating illegally within their jurisdictions.

2.6	Pay2 and Total Horizon will enter into such registered user agreements as
	shall be necessary to regulate the use by Total Horizon of the trademark.


3.	TRANSACTION FEES

3.1	The parties acknowledge that fees are to be charged by Pay2 in respect of the processing and maintenance of transaction processing facilities, more particularly described as Pay2 functions in the Pay2 Concept. These fees are set out in Appendix 1 of this Agreement. The parties also acknowledge that fees are to be charged by Resellers in relation to the marketing of the Pay2 Cards throughout the world.

4.	LICENCE FEES

4.1	In respect of the grant of rights under this Agreement Total Horizon agrees that Pay2 will retain for its own account 20% of the gross revenue generated by cardholders introduced by Total Horizon and its resellers plus suchfunds as may be required by Pay2 to cover all of its costs. These costs shallinclude but not be limited to all transaction costs levied by third parties; all administration costs; all systems costs; all marketing and brand development costs and all support and other costs.

5.	CONSIDERATION

5.1	Total Horizon will provide funding by way of an interest free subordinated loan up to a maximum of US$ 3 million for a minimum term of 5 years to fund the development costs of the Pay2 System.

6.	AUDITING

6.1	Pay2 hereby grants to Total Horizon and its duly authorised
representatives the right to inspect its financial books and records for the sole purpose of verifying the charges and expenses incurred and to be incurred by Pay2.


7.	NON COMPETITION AND INDEMNITY

7.1	Total Horizon shall not seek to set up or operate a concept which is substantially similar to the Pay2 Concept.

7.2	Total Horizon shall not market or sell any other cards that perform the
same 	functions as the Pay2 Card without Pay2's consent.

7.3	Total Horizon shall ensure that in every Reseller's agreement, which it
	may grant hereunder, there shall be obligations placed upon the Reseller identical to clauses 7.1 and 7.2.

7.4	In the event that Total Horizon or any of its Resellers commits any act or
	performs any conduct which is contrary to the Pay2 Concept and that act or conduct results in claims, actions, suits or demands made upon Pay2, then Total Horizon shall indemnify and keep indemnified Pay2 from all liability arising as a result of such in claims, actions, suits or demands.

7.5	In the event that Pay2 or any of its contractors commits any act or
	performs any conduct which is contrary to the Pay2 Concept and that act or conduct results in claims, actions, suits or demands made upon Total Horizon, then Pay2 shall indemnify and keep indemnified Total Horizon from all liability arising as a result of such in claims, actions, suits or demands.

7.6	In the event that Total Horizon suffers loss as a result of any failure,
	defect or error in the Pay2 Concept, being a failure, defect or error that is not within the control of Pay2 or caused by any act or omissions of Pay2, then Total Horizon shall not hold Pay2 liable for such loss, provided however that if such failure, defect or error is caused by any other party who may be held liable to Pay2, then Pay2 shall do all things necessary to permit Total Horizon to recover its loss from such other party.


8.	MEDIATION

8.1	In the event of a dispute arising under the provisions of this agreement, the parties agree to participate in a mediation procedure before taking any court action.

8.2	In the event of a dispute, the following procedure must be followed:

(a)	the alleged aggrieved party shall give written notice of the dispute, including particulars thereof, to the other party;

(b)	the notice of dispute shall identify three potential mediators, each of whom shall be legally qualified in the jurisdiction of at least one of the parties;

(c)	within 21 days of receipt of the notice of dispute, the other party shall respond, setting out particulars of any defence, and identify either one of the mediators chosen by the aggrieved party or any further mediators (being not more than three) to mediate the dispute;

(d)	if the parties cannot agree on the choice of mediator within a further 14 days, then the parties shall refer the matter to HM Attorney General of the Isle of Man to choose a mediator, which choice shall be Binding upon the parties;

(e)	if the mediator is unable to resolve the dispute then he or she shall certify in writing to that effect, whereupon the parties will be at liberty to commence court action.


9.	ADMINISTRATIVE PROVISIONS

9.1	Notices

(a)	Any notice, approval, request, demand or other communication (notice)
 to be given for the purposes of this Agreement must be in writing and must be:

(i)	served personally; or

(ii)	sent by ordinary or registered post - person to person mail (airmail if overseas) to the address of the party specified in this Agreement
(or such other address as that party notifies in writing); or

(iii)	sent by facsimile transmission to the facsimile number of that party specified in this Agreement, (or such other facsimile number as that party notifies in writing).

(b)	A notice given:

(i)	personally will be served on delivery;

(ii)	by post will be served seven days after posting;

(iii)	by facsimile transmission will be served on receipt of a transmission report by the machine from which the facsimile was sent indicating that the facsimile had been sent in its entirety to the facsimile number specified in this Agreement or such other number as may have been notified by the receiving party. If the facsimile has not been completely transmitted by 5.00 pm (determined by reference to the time of day at the recipient's address) it will be deemed to have been served on the next day.

9.2	Stamp Duty

(a)	The parties shall contribute equally to pay all stamp duty on or arising in connection with this Agreement and any other related documentation.
(b)	Each party must bear its own legal and other costs and expenses arising directly or indirectly with respect to the preparation, execution, completion and performance of this Agreement or any related documentation.

9.3	Waiver

The failure or omission of a party at any time to:
(a)	enforce or require the strict observance of or compliance with any provision of this Agreement; or
(b)	exercise any election or discretion under this Agreement,

will not operate as a waiver of them or the rights of a party, whether express or implied, arising under this Agreement.

9.4	Further Assistance

Each party must sign, execute and complete all additional documents which may be necessary to effect, perfect, or complete the provisions of this Agreement and the transactions to which it relates.

9.5	Severability

If any part of this Agreement is or becomes illegal, invalid or unenforceable in any relevant jurisdiction, the legality, validity or enforceability of the remainder of the Agreement will not be affected and this Agreement will be read as if the part had been deleted in that jurisdiction only.


9.6	Entire Understanding

(a)	This Agreement contains the entire understanding and agreement between the parties as to the subject matter of this Agreement.
(b)	All previous negotiations, understandings, representations, warranties, memoranda or commitments in relation to, or in any way affecting, the subject matter of this Agreement are merged in and superseded by this Agreement and will be of no force or effect and no party will be liable to any other party in respect of those matters.
(c)	No oral explanation or information provided by any party to another will affect the meaning or interpretation of this Agreement or constitute any collateral agreement, warranty or understanding between any of the parties.

9.7	Merger

Obligations contained in this Agreement will continue until satisfied in full.

9.8	Execution by Counterparts

This Agreement may consist of one or more counterpart copies and all counterparts will, when taken together, constitute the one document.


SCHEDULE

The Pay2 Concept:

The central feature of the Pay2 Concept is the Pay2 Card issued by a bank under the Maestro or Visa Electron banner. The Pay2 Card is designed to be a stored value card and once loaded, can be used at ATM's, Points of Sale, on the Internet or to transfer funds from card to card. The Pay2 Card is a secure payment method which is PIN driven.

To achieve these functions the Pay2 Card utilises Pay2 technology, some of which is the subject of provisional patent applications and is still in a developmental stage. The technologies necessary for the basic function of the Pay2 Card as outlined in this description have already been developed. As further technologies are developed, they will be used to further enhance the functions of the Pay2 Card.


EXECUTED as an agreement.


SIGNED on behalf of Pay2 LIMITED 		)
By its authorised representative in the 	)
Presence of:					)	  /s/David M.R. Mirchini
							)       ----------------------
H. J. Prior                               )       Signature of authorized
---------------------------------         )
representative					)
	Signature of witness			)
/s/ H. J. Prior					)
---------------------------------         )       /s/David M.R. Mirchini
representative-					)	  ----------------------
                                          )        Name of authorised
	Name of witness - please print	)
please print					)
54-58 Athol Street				)
Douglas Isle of Man				)
United Kingdom IMI IJD		            )
---------------------------------     	)
	Address of witness			)
SIGNED on behalf of TOTAL HORIZON INC	)
ACN 085 902 834 by its authorised		)
Representative in the presence of:		)
							)
/s/ Colin Gervaise-Brazier                )	/s/ Colin Gervaise-Brazier
--------------------------------		)	--------------------------
	Signature of witness			)     Signature of authorised
Representative					)
						      )
/s/ Colin Gervaise-Brazier                )
--------------------------------		)
	Name of witness - please print	)       Name of authorised
representative -					)		please print
La Belle Epoque					)	  Colin Gervaise-Brazier
Les Tracher						)
St. Sampsons, Guernsey				)
GY2  H8N						)
--------------------------------		)
	Address of witness			)






Exhibit 2 -

HEADS OF AGREEMENT


PARTIES


LORD EDWARD TIMOTHY RAZZALL and JOHN ANTHONY MITCHELL trading as
ARGONAUT ASSOCIATES


BOSTON FIDELITY LIMITED


TOTAL HORIZONS INC.


PAY2 LIMITED



THIS HEADS OF AGREEMENT is made on 				2003.

BETWEEN:

LORD EDWARD RAZZALL & JOHN ANTHONY MITCHELL trading as
ARGONAUT ASSOCIATES C/- of 2nd Floor, 14-16 Regent Street, London SWIY 4PH, United Kingdom ("Argonaut") and BOSTON FIDELITY LIMITED C/- Asian Management Services, 111 North Bridge Road, 18-01
Peninsula Plaza, Singapore 179098, Singapore. ("Boston")and

TOTAL HORIZONS INC of C/- 8631 Terrance Drive, El Ceritto, California,
 CA 04530, USA. ("TH")

PAY2 LIMITED C/- Exchange House, 54-58 Athol Street, Douglas, Isle of Man, IM1 1JD, United Kingdom ("Pay2")


RECITALS:

A.	The parties wish to enter into this Heads of Agreement to set out their respective rights and obligations in relation to a transaction involving TH and the "Pay 2 Card System".

B.	The parties have agreed to acquire shares in TH on the terms and conditions contained in this Heads of Agreement.

C.	The parties agreed to operate the business known as "Pay 2 Card System"
 on the terms set out in this Heads of Agreement.


THE PARTIES AGREE in consideration of the mutual promises contained in this Heads of Agreement:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Heads of Agreement:

"Business Day" means a day on which banks are open for business in the United States of America;

"Conditions Precedent" means the conditions set forth in clause 2.1;

"Effective Date" means 14 February 2003;

"Heads of Agreement" means this Heads of Agreement;

"Shareholders' Agreement" means a Shareholders' Agreement between
Argonaut and Boston, on or substantially on the terms set out in clause 4.1.

1.2	Interpretation

In this Heads of Agreement, unless the context otherwise requires;

(a)	headings and underlinings are for convenience only and do not affect
 	the interpretation of this deed;

(b)	words importing the singular include the plural and vice versa;

(c)	words importing a gender include any gender;

(d)	other parts of speech and grammatical forms of a word or phrase
	defined in this deed have a corresponding meaning;

(e)	a reference to any thing (including, but not limited to, any right)
includes a part of that thing;

(f)	a reference to a part, clause, party, annexure, exhibit or schedule is a reference to a part and clause of, and a party, annexure exhibit and schedule to, this deed and a reference to this deed includes any annexure, exhibit and schedule;

(g)	a reference to a document includes all amendments or supplements to, or replacements or novations of, that document;

(h)	a reference to a party to a document includes that party's successors and permitted assigns;

(i)	all references to dollars herein shall be to US Dollars; and

(j)	If any payment to be made hereunder falls due on a non business day, the payment is to be made on the next business day.

2.	CONDITIONS PRECEDENT

2.1	This Heads of Agreement, and the obligations of the parties hereunder, is conditional upon the following:

(a)	Boston being satisfied that, Pay2 Limited will become the major shareholder of TH, a USA Nevada Registered Company in the process of a capital reconstruction of that company which presently has 6,775,000 ordinary shares.

(b)	That TH has effected a reconstruction of its capital based on the following terms, of
these Heads of Agreement, ("Reconstruction"):

(c)	TH making an acquisition of an exclusive licence to distribute on a global basis the Pay2 Card System for two million dollars to be satisfied by the issue of 20 million shares in TH at 10 cents each.

(d)	TH changing its name to "Paygard Inc";

(e)	TH completing all the relevant statutory, legal, and accounting obligations to enable it to be listed on either the AMEX or the NASDAQ stock exchange main boards in the USA ("listing"), obtaining approval for such listing, and paying all outstanding fees associated with such listing;

(f)	TH obtaining all shareholder, SEC, and any other regulatory approvals required under the laws of the United States of America to any and all of the transactions contemplated in this Heads of Agreement;

(g)	Preparation and execution of the Shareholders' Agreement and such other agreements required to give effect to the transactions contemplated under this Agreement, such agreements to be prepared by Hopgood Ganim, Solicitors and Attorneys of Brisbane, Australia unless otherwise agreed;

(h)	Boston being satisfied with its due diligence investigations in respect of TH, and the acquisition by TH of the Pay2 Card System intellectual property rights.

(i)	TH being satisfied with its due diligence investigations in respect of
Boston;

2.2	TH shall complete all the above in clause 2.1 save for clause 2.1(f)
within 60 days from the Effective Date and shall apply for shareholder approval and listing to be completed within 90 days from the Effective Date.

2.3	The estimated cost to complete the Reconstuction is $70,000.00.

2.4	The parties shall use their best endeavours to cause and procure the satisfaction of each of the Conditions Precedent.

2.5	In the event that the Conditions Precedent are not satisfied by
 30 June 2003, Boston may elect by notice in writing to terminate this Heads of Agreement whereupon it shall be released from all further obligations hereunder and, subject to Boston's Election (as defined in clause 3.3), immediately be repaid by TH any moneys paid or advanced by Boston to TH pursuant to clause 3.1.

3.	BOSTON OBLIGATIONS

3.1	Loan

Boston shall pay the sum of $1,000,000 to TH by way of loan ("Loan") as follows:

(i)	1st		$250,000 on signing the Heads of Agreement;
(ii)	2nd		$250,000 on signing the Shareholder Agreement;
(iii)	3rd		$250,000 one month later;
(iv)	4th		$150,000 one month later;
(v)	5th		$125,000 one month later;
(vi)	6th		$125,000 one month later;
(vii)	7th		$100,000 on month later.

3.2	Convertible Note

The Loan shall be treated as a convertible note until all the Conditions Precedent are satisfied or waived, and shall be interest free.

3.3	Conversion

In the event that the Conditions Precedent are satisfied and the Loan has been drawn down in full, the Loan shall be automatically converted into 2.8 million shares to be issued at 10c per share in TH, which shall represent a third of
issued capital of TH after the Reconstruction.   In the event that, for any
reason, any part of the Loan is not advanced to TH by Boston, Boston may elect ("Election") to be issued with a pro rata portion of such shares based on the amount of the Loan actually advanced to TH.

3.4	Members

Subject to clause 3.7, Boston shall cause or procure the introduction of 150,000 membership names ("Members") via World Games Inc to TH, and the grant to TH, by way of a lease or licence, of a right for 20 years to use the names of such Members, provided that the legal ownership of all proprietary and other rights in respect of the same ("Rights") will remain at all times with the owner and not TH. In consideration of this, TH will pay to Boston a once-off fee of $750,000, payable by such number of ordinary fully paid shares in TH, to be issued at $0.10 per share, as shall equal a further ten percent of the shares in TH held by Pay2.



3.5	Further names

Boston shall cause or procure the further introductions of membership names to TH so long as Boston shall have a shareholding in TH, and shall cause or procure the grant of a right to use those names, for a fee of $0.50 per new member, and shall use its best endeavours to ensure that the number of additional membership names shall not be less than 150,000 or more than 1,000,000 for the 18 month period commencing on the date that TH is readmitted to the AMEX or NASDAQ stock exchange main boards. TH will pay to Boston a once-off fee of up to $4,250,000 payable in ordinary full paid shares in TH to be issued at $0.10 per share on the basis of 1% of the shares in TH held by Pay2 following the Reconstruction for every 15,000 members over 150,000 introduced by Boston up to 1,000,000 members.

3.6	Pay 2

Boston agrees to introduce the Pay 2 Card System to the Members and shall arrange for those Members to be signed up as active Pay 2 Card System card members by TH.

3.7	Option to Pay in Lieu

In the event that Boston does not introduce the full one million Members pursuant to clauses 3.4 and 3.5, subject to the prior agreement of TH, it shall have the right to elect, by notice in writing to TH, to subscribe for and be issued by TH such number of ordinary shares in TH, at an issue price of $0.10 per share, as when added to the shares issued to Boston pursuant to clauses 3.3, 3.4 and 3.5 equals the shareholding of Pay2 in TH.

4.	OBLIGATIONS AND UNDERTAKINGS

4.1	Shareholders'Agreement

Argonaut and Boston agree:

(a)	Subject to performance by the parties of their respective obligations under this Heads of Agreement, to have equal shareholding rights and control in TH;

(b)	To enter into a Shareholders' Agreement regulating their rights and obligations with respect to their shareholdings in TH, such agreement to:

(i)	include, without limitation, the terms of dilution and management and rights of refusal in respect of each others shares in TH and such other terms ordinarily found in such Shareholders' Agreements in common use in the United States of America ("Shareholders' Agreement");

(ii)	provide for equal representation on the board of TH, but shall not exceed more than 5 directors but not less than 2 directors each for Argonaut and Boston;

(iii)	 provide that the chairman shall be for the first two (2) years John
Mitchell and that the chairman shall have a casting vote;

(iv)	 provide that the chief executive officer shall be for the first three (3)
years Graham Newall;

(v)	provide that the nominated board representatives shall be in the case of
Argonaut, John Mitchell and Graham Newall and in the case of Boston, Greg Kennedy, Lindsay Sanford and, as an alternate for either or both of them, Michael Silver.

Provided always that the rights and obligations set out in this Clause 4.1 (b) shall only apply when Boston has fulfilled its obligations under clauses 3.1 and 3.4.


4.2	Service contracts

Argonaut will cause its associate, Pay 2 Limited of Isle of Man, to enter into service contracts with:

(i)	Apollo Consulting Ltd, London for services rendered on a cost plus 10%
basis

(ii)	Interpaytech Limited, Nicosia, Cyprus $900,000 (with the intention that
Interpaytech Limited enter into contractual arrangements with such nominees of Boston and under which 450,000 of the funds to be paid to Interpaytech Limited are disbursed in full to such nominee sin equal shares and with such nominees of Argonaut as may be advised by Argonaut and under which $450,000 of the funds are disbursed in full to such nominees in equal shares.

	(together, "Service Contracts").

4.3	Application of Loan Proceeds

Boston shall be entitled at all times to review the application or proposed application by TH of the Loan, and TH undertakes in favour of Boston to apply the same in respect the commercial development and exploitation of its existing technology.


4.4	Provide Information

TH undertakes to Boston to provide it, and its advisers, with access to its books and records for the purpose of enabling Boston to exercise its rights pursuant to this Heads of Agreement
(including, without limitation, as set out in clause 4.3), and Argonaut agrees to use its best endeavours to cause and procure TH to provide Boston with such access to the books and records of TH.

4.5	Confidential and non circumvention

Boston, Pay2, and TH agree that at all time the membership names introduced by Boston or World Games Inc to TH shall at all times remain the property of the owner, and that TH or Pay2 agree not to use those names in any form whatsoever other than for the use of TH exclusively and shall not transfer, sell, assign, sell, or lease those names, or any rights associated therewith, to any other third person whatsoever without the written consent by Boston or the owner, as the case may be.

4.6	TH Undertaking

TH undertakes in favour of Boston not to issue any further shares or other securities without the prior approval of Boston.

5.	GENERAL

5.1	Costs and expenses

Each party must pay its own costs and expenses in respect of the negotiation, preparation, execution, delivery and registration of this Heads of Agreement.

5.2	Governing law and jurisdiction

(a)	This Heads of Agreement is governed by the laws of England, in the United
Kingdom.

(b)	Each party irrevocably submits to the non-exclusive jurisdiction of the courts of London,
England.

(c)	Each party irrevocably waives any objection to the venue of any legal process on the basis that the process has been brought in an inconvenient forum.

(d)	Each party irrevocably waives any immunity in respect of its obligations under this deed that it may acquire from the jurisdiction of any court or any legal process for any reason including, but not limited to, the service of notice, attachment prior to judgment, attachment in aid of execution or execution.


5.3	Confidentiality

The terms of this Heads of Agreement are confidential to each party and the employees, legal advisers, auditors and other consultants to the parties, and may not be disclosed by either party to other persons except:

(a)	with the written consent of the other parties (which consent is not to be unreasonably withheld); or

(b)	if required by law or by a stock exchange; or

(c)	in connection with legal proceedings; or

(d)	if the information is available generally and publicly.

5.4	Further assurances

Each party must do all things necessary to give full effect to this Heads of Agreement and the transactions contemplated by this Heads of Agreement.

5.5	Variation

An amendment or variation to this Heads of Agreement is not effective unless it is in writing and signed by the parties.

5.6	Waiver

A party's failure or delay to exercise a power or right does not operate as a waiver of that power or right.

5.7	Notices

A notice or other communication connected with this Heads of Agreement shall be taken to have been duly and properly given if it is in writing and:

(a)	sent by post, postage prepaid, to the address or last known address of the addressee; or

(b)	sent by facsimile to the facsimile number of the addressee; or

(c)	otherwise delivered at the address of the addressee set out in this Heads of Agreement or subsequently notified.

For the purposes of this Heads of Agreement, the initial address for service for each of the parties is as follows:

Boston:

Address:	C/- Asian Management Services,
111 North Bridge Road, 18-01 Peninsula Plaza
Singapore 179098, Singapore
Attention:	Duncan Merin
Facsimile:	65 6336 0200
Telephone:	65 6336 0102

Argonaut:

Address:	C/- 2nd Floor, 14-16 Regent Street
London SWIY 4PH
		United Kingdom
Attention:	Lord Edward Timothy Razzall
Facsimile:	44 207 976 1833
Telephone:	44 207 976 1233

TH:

Address:	C/- 8631 Terrance Drive
		El Ceritto
		California, CA 04530
		USA
Attention:	Graham Newall
Facsimile:	44 207 976 1833
Telephone:	44 207 976 1233

Pay2:

Address:	C/- Exchange House, 54-58 Athol Street
		Douglas, Isle of Man, IM1 1JD
		United Kingdom
Attention:	Graham Newall
Facsimile:	44 207 976 1833
Telephone:	44 207 976 1233


5.8	Counterparts

This Heads of Agreement may be executed in any number of counterparts, but the counterparts together constitute the one instrument.


6.	BINDING

The parties agree that this Heads of Agreement is intended to be legally binding on the parties until such time as the same is replaced by more formal or comprehensive documentation.

The parties acknowledge that it is intended to cause to be prepared the Shareholders' Agreement and the Service Contracts.



EXECUTED AS AN AGREEMENT:

EXECUTED by LORD EDWARD TIMOTHY RAZZALL
and JOHN ANTHONY MITCHELL for and on behalf of ARGONAUT ASSOCIATES




EXECUTED for and on behalf of
BOSTON FIDELITY LIMITED
by the authority of the Directors:


Name		Name
(Director)	(Director)

In the presence of:

________________________
Name:
Address:
Occupation:


EXECUTED for and on behalf of
TOTAL HORIZONS INC
by the authority of the Directors:


Name		Name
(Director)	(Director)

In the presence of:

________________________
Name:
Address:
Occupation:


EXECUTED for and on behalf of
PAY2 LIMITED
by the authority of the Directors:


Name		Name
(Director)	(Director)

In the presence of:

________________________
Name: